Exhibit 10.1

FIFTH AMENDMENT

TO

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

THIS FIFTH AMENDMENT TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT (this “Fifth Amendment” or this “Amendment”) is entered into as of July 31, 2018, by and among HERCULES FUNDING II LLC, a Delaware limited liability company (“Borrower”), the lenders identified on the signature page hereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and WELLS FARGO CAPITAL FINANCE, LLC, formerly known as Wells Fargo Foothill, LLC, a Delaware limited liability company, as the arranger and administrative agent for the Lenders (in such capacity, “Agent”), with reference to the following facts, which shall be construed as part of this Fifth Amendment:

RECITALS

A.

Borrower, Lenders and Agent have entered into that certain Amended and Restated Loan and Security Agreement dated as of June 29, 2015, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of December 16, 2015, that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of March 8, 2016, that certain Third Amendment to Amended and Restated Loan and Security Agreement dated as of April 7, 2016, and that certain Fourth Amendment to Amended and Restated Loan and Security Agreement dated as of April 3, 2017 (as amended, supplemented, replaced, renewed or otherwise modified from time to time, the “Loan Agreement”), pursuant to which Lenders and Agent are providing financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein.  Unless otherwise defined herein, capitalized terms or matters of construction defined or established in the Loan Agreement (as amended by this Fifth Amendment) shall be applied herein as defined or established therein.

B.

Each of State Bank and Trust Company, as successor by merger to AloStar Bank of Commerce (“SBTC”) and TIAA, FSB as successor in interest to certain assets of EverBank Commercial Finance, Inc. (“TIAA”), has informed Borrower and Agent that it desires to (a) be repaid, in full, its pro-rata portion of the outstanding Advances and Swing Loans, (b) resign from the Loan Agreement as a Lender thereunder, and (c) terminate its Commitment thereunder;

C.

Borrower, Lenders and Agent have agreed to enter into this Fifth Amendment to (i) extend the Revolving Credit Availability Period, (ii) evidence (A) the termination by each of SBTC and TIAA of their respective Commitments under the Loan Agreement, and (B) the resignation by each of SBTC and TIAA as Lenders thereunder, and (iii) amend certain other provisions of the Loan Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the continued performance by Borrower of its promises and obligations under the Loan Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Lenders and Agent hereby agree as follows:

1.Ratification of Existing Loan Documents.  Each of the parties acknowledges, confirms, and ratifies the provisions of the Loan Agreement and the other Loan Documents, which shall be unmodified and shall continue to be in full force and effect in accordance with their terms except as expressly provided under this Fifth Amendment.

2.Amendments to the Loan Agreement.  The Loan Agreement is hereby amended as follows:

2.1Addition of New Definitions.  Section 1.1 of the Loan Agreement is hereby amended by adding in appropriate alphabetical order the following new definitions:

“‘Fifth Amendment’ means the Fifth Amendment to Amended and Restated Loan and Security Agreement, dated as of the Fifth Amendment Closing Date, by and among Lenders, Agent and Borrower.

“‘Fifth Amendment Closing Date” means July 31, 2018.”

2.2Amendment to Existing Definition.  Section 1.1 of the Loan Agreement is hereby amended by deleting the definition of “Revolving Credit Availability Period” in its entirety and replacing it as follows:

“‘Revolving Credit Availability Period’ means the period commencing on the Original Closing Date and ending on the earlier of (a) November 1, 2018, and (b) termination pursuant to Section 9.1.”

2.3	Amendment to Schedule C-1. Schedule C-1 to the Loan Agreement is hereby deleted in its entirety and replaced with Revised Schedule C-1 in the form attached hereto and incorporated herein.

3.Repayment of SBTC and TIAA; Resignation by SBTC and TIAA, as Lenders; Surviving Rights and Obligations of SBTC and TIAA; and Termination of Commitments of SBTC and TIAA.

3.1On the Fifth Amendment Closing Date, and notwithstanding the terms and conditions of the Loan Agreement, Borrower shall, without penalty, prepay an amount (the “Paydown Amount”) equal to $21,302.78 ($9,467.901 of which is the Pro Rata Share of the aggregate outstanding balance of the Advances, Swing Loans, interest, and fees and expenses owed to SBTC, and $11,834.882 of which is the Pro Rata Share of the aggregate outstanding balance of Advances, Swing Loans, interest, and fees and expenses owed to TIAA, in each case, pursuant to the Loan Documents), to Agent’s Account, and Agent

[1]	This amount is equal to $0 in principal, $1,134.55 in interest, and $8,333.35 in unused line fees.
[2]	This amount is equal to $0 in principal, $1,418.19 in interest, and $10,416.69 in unused line fees.

shall, if such Paydown Amount is received by Agent prior to 2:00 p.m. (New York, New York time) on the Fifth Amendment Closing Date, remit the proceeds of such Paydown Amount to SBTC or TIAA (based on its Pro Rata Share), as applicable, on the Fifth Amendment Closing Date in accordance with wiring instructions provided to Agent by SBTC or TIAA, as applicable, in writing.  If such Paydown Amount is received by Agent after 2:00 p.m. (New York, New York time) on the Fifth Amendment Closing Date, Agent shall remit the proceeds of such Paydown Amount to SBTC or TIAA (based on its Pro Rata Share), as applicable, on the immediately succeeding Business Day in accordance with wiring instructions provided to Agent by SBTC or TIAA, as applicable, in writing.  Any payment made by Borrower to Agent on the Fifth Amendment Closing Date that is specified by Borrower to be for the payment of specific Obligations owed to SBTC or TIAA, as applicable, shall be paid to SBTC or TIAA (based on its Pro Rata Share), as applicable, as set forth in this Section 3.1.

3.2Upon the Fifth Amendment Closing Date, but subject to the receipt by Agent, on behalf of each of SBTC and TIAA, of the Paydown Amount, (i) each of SBTC and TIAA shall have resigned as a Lender under the Loan Agreement, and shall have no further rights, duties, or obligations thereunder, except any rights or obligations, as applicable, under Sections 11.3, 16.7 (solely for Lender Group Expenses paid or incurred by Agent on or prior to the Fifth Amendment Closing Date, and Indemnified Liabilities arising out of or related to events occurring on or prior to the Fifth Amendment Closing Date), and 17.7 of the Loan Agreement and any contingent rights and obligations that expressly survive the payment in full of the Obligations and the termination of the Loan Agreement, (ii) each of SBTC’s and TIAA’s Commitments shall be terminated, and (iii) neither SBTC nor TIAA shall be entitled to receive any fees or other compensation due and payable to Agent or any of the Lenders under the Loan Agreement or the Fee Letter.

3.3Upon the Fifth Amendment Closing Date, the Advances owing to the Continuing Lenders (as defined below) under the Loan Agreement shall automatically, and without any action on the part of any Person, continue as Advances under the Loan Agreement, as amended and supplemented by this Fifth Amendment; provided, that each Continuing Lender shall transmit to Agent such funds and the Agent shall transmit to each other Continuing Lender such funds, and the Continuing Lenders shall, through the Agent, make such adjustments among themselves as shall be necessary so that after giving effect to such transfers and adjustments, the Continuing Lenders shall hold the Advances hereunder ratably in accordance with their respective Commitments.  Each Lender hereunder hereby agrees to give effect to the instructions of the Agent to give effect to the adjustments described herein.  For purposes of this Fifth Amendment, “Continuing Lenders” shall mean, collectively, the Lenders as of the Fifth Amendment Closing Date (other than SBTC and TIAA).

4.Extension Fee.  On the Fifth Amendment Closing Date, Agent, for its sole and separate account, shall have earned an extension fee (the “Extension Fee”) equal to $46,875.00 for the amendments set forth herein, which Extension Fee shall be due and payable to Agent in full on the Fifth Amendment Closing Date.  On such date, Agent hereby is expressly authorized by the Borrower to (i) charge such Extension Fee to the Loan Account, and (ii) designate such Extension Fee as an Advance under the Loan Agreement.

5.Conditions Precedent.  Notwithstanding any other provision of this Fifth Amendment, this Fifth Amendment shall be of no force or effect, and Lenders and Agent shall not have any obligations hereunder, unless and until each of the following conditions have been satisfied:

5.1Receipt of Executed Fifth Amendment.  Agent shall have received this Fifth Amendment, duly executed by Borrower, Lenders, and Agent;

5.2Receipt of Omnibus Officer’s Certificate. Agent shall have received a certificate from an Authorized Person of each of Borrower and HTGC (i) attesting to the resolutions adopted by the Board of Directors of such Person, authorizing its execution, delivery, and performance of this Amendment, and authorizing specific Authorized Persons to execute the same on its behalf, (ii) attesting to the incumbency and signatures of such specified Authorized Persons, and (iii) evidencing the formation, existence, and good standing of such Person from the Secretary of State of its jurisdiction of organization or formation, as applicable; and

5.3No Default or Event of Default.  No Default or Event of Default shall have occurred and be continuing.

6.Representations and Warranties Regarding Loan Agreement.  Borrower hereby represents and warrants that the representations and warranties contained in the Loan Agreement are true and correct in all material respects as of the Fifth Amendment Closing Date, except to the extent that (a) a particular representation or warranty by its terms expressly applies only to an earlier date, in which case such representation or warranty was true and correct in all material respects as of such earlier date, or (b) Borrower has previously advised Agent in writing as contemplated under the Loan Agreement.  Borrower hereby further represents and warrants that no event has occurred and is continuing, or would result from the transactions contemplated under this Fifth Amendment, that constitutes or would constitute a Default or an Event of Default.

7.Miscellaneous.

7.1Costs and Expenses.  Borrower hereby affirms its obligation under the Loan Agreement to reimburse the Agent for all Lender Group Expenses paid or incurred by the Agent in connection with the preparation, negotiation, execution and delivery of this Fifth Amendment, including but not limited to the attorneys’ fees and expenses of attorneys for the Agent with respect thereto.

7.2Headings.  The various headings of this Fifth Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Fifth Amendment or any provisions hereof.

7.3Counterparts.  This Fifth Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.  Delivery of an executed counterpart of a signature page to this Fifth Amendment by either (i) facsimile transmission or (ii) electronic transmission in either Tagged Image Format Files (TIFF) or Portable Document Format (PDF), shall be effective as delivery of a manually executed counterpart thereof.

7.4Interpretation.  No provision of this Fifth Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party’s having or being deemed to have structured, drafted or dictated such provision.

7.5Complete Agreement.  This Fifth Amendment constitutes the complete agreement between the parties with respect to the subject matter hereof, and supersedes any prior written or oral agreements, writings, communications or understandings of the parties with respect thereto.

7.6GOVERNING LAW.  THIS FIFTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE INTERNAL CONFLICTS OF LAWS PROVISIONS THEREOF.

7.7Effect.  Upon the effectiveness of this Fifth Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby and each reference in the other Loan Documents to the Loan Agreement, “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

7.8Conflict of Terms.  In the event of any inconsistency between the provisions of this Fifth Amendment and any provision of the Loan Agreement, the terms and provisions of this Fifth Amendment shall govern and control.

7.9No Novation or Waiver.  Except as specifically set forth in this Fifth Amendment, the execution, delivery and effectiveness of this Fifth Amendment shall not (a) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, Agent or Lenders under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents or of any Default or Event of Default that may have occurred and be continuing, or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

7.10Release.  BORROWER HEREBY ACKNOWLEDGES THAT AS OF THE DATE HEREOF IT HAS NO DEFENSE, COUNTERCLAIM, OFFSET, CROSS‑COMPLAINT, CLAIM OR DEMAND OF ANY KIND OR NATURE WHATSOEVER THAT CAN BE ASSERTED TO REDUCE OR ELIMINATE ALL

OR ANY PART OF BORROWER’S LIABILITY TO REPAY THE OBLIGATIONS OR TO SEEK AFFIRMATIVE RELIEF OR DAMAGES OF ANY KIND OR NATURE FROM CONTINUING LENDERS, AGENT, OR THEIR RESPECTIVE AFFILIATES, PARTICIPANTS OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, AGENTS, EMPLOYEES OR ATTORNEYS.  BORROWER HEREBY VOLUNTARILY AND KNOWINGLY RELEASES AND FOREVER DISCHARGES CONTINUING LENDERS, AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, AND THEIR PREDECESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS FIFTH AMENDMENT IS EXECUTED, WHICH BORROWER MAY NOW OR HEREAFTER HAVE AGAINST CONTINUING LENDERS, AGENT, OR THEIR RESPECTIVE PREDECESSORS, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND, IN EACH CASE, ARISING FROM THE LIABILITIES, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE LOAN AGREEMENT OR OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS FIFTH AMENDMENT.  BORROWER HEREBY COVENANTS AND AGREES NEVER TO INSTITUTE ANY ACTION OR SUIT AT LAW OR IN EQUITY, NOR INSTITUTE, PROSECUTE, OR IN ANY WAY AID IN THE INSTITUTION OR PROSECUTION OF ANY CLAIM, ACTION OR CAUSE OF ACTION, RIGHTS TO RECOVER DEBTS OR DEMANDS OF ANY NATURE AGAINST CONTINUING LENDERS, AGENT, THEIR RESPECTIVE AFFILIATES AND PARTICIPANTS, OR THEIR RESPECTIVE SUCCESSORS, AGENTS, OFFICERS, DIRECTORS, EMPLOYEES, AND PERSONAL AND LEGAL REPRESENTATIVES ARISING ON OR BEFORE THE DATE HEREOF OUT OF OR RELATED TO CONTINUING LENDERS’ OR AGENT’S ACTIONS, OMISSIONS, STATEMENTS, REQUESTS OR DEMANDS IN ADMINISTERING, ENFORCING, MONITORING, COLLECTING OR ATTEMPTING TO COLLECT THE OBLIGATIONS OF THE BORROWER TO CONTINUING LENDERS AND AGENT, WHICH OBLIGATIONS ARE EVIDENCED BY THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have executed this Fifth Amendment to Amended and Restated Loan and Security Agreement as of the day and year first above written.

HERCULES FUNDING II LLC, a Delaware limited liability company, as Borrower By: Name: Title:

WELLS FARGO CAPITAL FINANCE, LLC,

formerly known as Wells Fargo Foothill, LLC,

a Delaware limited liability company,

as Agent and a Lender

By:

Name:

Title:

State Bank and Trust Company, as successor by merger to AloStar Bank of Commerce,

as a Lender

By:

Name:

Title:

TIAA, FSB as successor in interest to certain assets of EverBank Commercial Finance, Inc.,

as a Lender

By:

Name:

Title:

Revised Schedule C-1

Commitments

(as of the Fifth Amendment Closing Date)

Lender	Commitment
Wells Fargo Capital Finance, LLC	$75,000,000

Total for All Lenders	$75,000,000